UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 13, 2024 ( July 29, 2024)

Crescent Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Travis Street, Suite 7200
Houston Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 332-7001
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On August 2, 2024, Crescent Energy Company (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced acquisition contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 15, 2024, by and among the Company, SilverBow Resources, Inc. (“SilverBow”), Artemis Acquisition Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of Crescent, Artemis Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and Artemis Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Artemis Holdings, pursuant to which, following a series of transactions (collectively, the “Merger”), SilverBow became an indirect wholly owned subsidiary of the Company. The Merger was consummated on July 30, 2024.
This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.
Item 8.01    Other Events
In addition to the financial statements and pro forma financial information included in Item 9.01 of this Current Report on Form 8-K/A, this Item 8.01 incorporates by reference the following:
•The reserves letter regarding estimated quantities of proved reserves of SilverBow Resources, Inc. as of December 31, 2023, prepared by H.J. Gruy and Associates, Inc., attached as Exhibit 99.1 hereto.
Item 9.01    Financial Statements and Exhibits.
(a)   Financial Statements of Businesses Acquired
The following historical financial statements of the business acquired in the Merger are attached as Exhibit 99.2 and Exhibit 99.3 hereto.
•The audited consolidated financial statements of SilverBow Resources, Inc. as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto and are incorporated herein by reference; and
•The unaudited condensed consolidated financial statements of SilverBow as of June 30, 2024 and December 31, 2023 and for the three- and six-month periods ended June 30, 2024 and 2023, and the related notes to the condensed consolidated financial statements, attached as Exhibit 99.3 hereto and are incorporated herein by reference.
(b)   Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Merger, is attached as Exhibit 99.4 hereto:
•The unaudited pro forma condensed combined financial statements of the Company as of June 30, 2024 and for the six months ended June 30, 2024 and for the year ended December 31, 2023, and the related notes to the pro forma condensed combined financial statements, attached as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of H.J. Gruy and Associates, Inc.

23.2	Consent of BDO USA, P.C.

99.1	The reserves letter of H.J. Gruy and Associates, Inc. dated February 1, 2024.

99.2	Historical audited consolidated financial statements of SilverBow Resources, Inc. as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022, and 2021.

99.3
Historical unaudited condensed consolidated financial statements of SilverBow Resources, Inc. as of June 30, 2024 and December 31, 2023 and for the three- and six-month periods ended June 30, 2024 and 2023.

99.4	Unaudited pro forma combined financial statements of Crescent Energy Company as of June 30, 2024 and for the six months ended June 30, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 13, 2024

CRESCENT ENERGY COMPANY

By:	/s/ Brandi Kendall
Name:	Brandi Kendall
Title:	Chief Financial Officer
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